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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               October 12, 2001


                            Dauphin Technology, Inc.
             (Exact name of Registrant as specified in its charter)

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
        ILLINOIS                           3570                                 87-0455038
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(State or Other Jurisdiction         (Primary Standard                  (I.R.S. Employer Number)
of Incorporation or Organization)    Industrial Classification
                                     Identification No.)
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              800 E. Northwest Hwy., Suite 950, Palatine, IL 60067
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (847) 358 4406
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On September 28, 2001, the Company entered into a Securities Purchase Agreement in the amount of $10 million with Crescent International Ltd., an investment company managed by GreenLight (Switzerland) SA. The initial funding was a $2.5 million Convertible Note with the option to issue further Convertible Notes and warrants exercisable to purchase 700,000 shares of common stock at a price of $1.3064 per share for a five-year term. Additionally, the Stock Purchase Agreement allows for Crescent to purchase up to $7.5 million in common stock of the Company over a 24-month period.

The $2.5 Million Convertible Note will mature in 36 months. The Note is convertible to common stock of the Company at any time at the lower of 110% of the average closing price for the 10 days preceding the closing or the average of the lowest three consecutive bid prices during the 22 days preceding the date of conversion. The Company may redeem the Convertible Note upon 30 days notice at a price of 110% during the first year, 120% during the second year and 130% thereafter. Additional convertible notes may be issued to Crescent provided certain conditions are met.

The Company is obligated to register with the Securities and Exchange Commission, 4,000,000 shares of common stock issuable to Crescent pursuant to the Stock Purchase Agreement on or before October 18, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

  10.1 Securities Purchase Agreement by and between Crescent International Ltd. and Dauphin Technology, Inc. dated as of September 28, 2001.

  10.2    Amendment to Securities Purchase Agreement dated September 28, 2001.

  10.3 Registration Rights Agreement dated September 28, 2001 between Dauphin Technology, Inc. and Crescent International Ltd.

  10.4 Incentive Warrant dated September 28, 2001 issued to Crescent International Ltd.

  99.1    Press Release dated October 8, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Dauphin Technology, Inc.

Dated: October 12, 2001                            By: /s/ Harry L. Lukens, Jr.
                                                       ------------------------

                                                   Harry L. Lukens, Jr.
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

  10.1 Securities Purchase Agreement by and between Crescent International Ltd. and Dauphin Technology, Inc. dated as of September 28, 2001.

  10.2    Amendment to Securities Purchase Agreement dated September 28, 2001.

  10.3 Registration Rights Agreement dated September 28, 2001 between Dauphin Technology, Inc. and Crescent International Ltd.

  10.4 Incentive Warrant dated September 28, 2001 issued to Crescent International Ltd.

  99.1    Press Release dated October 8, 2001.